UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SOTERA HEALTH COMPANY

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
SOTERA HEALTH COMPANY 2024 Annual Meeting of Shareholders Vote by May 22, 2024 11 :59 PM ET
SOTERA HEALTH COMPANY 9100 SOUTH HILLS BLVD, SUITE 300 BROADVIEW HEIGHTS, OH 4414

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You invested in SOTERA HEALTH COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 23, 2024.

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 23, 2024 9:00 a.m Eastern Time
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Virtually at: www.virtualshareholdermeeting.com/SHC2024

*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Elect the following Class I nominees for director to hold office until the 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified: Nominees:
1a.	Constantine S. Mihas	For
1b.	James C. Neary	For
1c.	Michael B. Petras, Jr.	For
1d.	David E. Wheadon, M.D.	For

2.	Approve, on an advisory, non-binding basis, our named executive officers’ compensation.	For

3.	Ratify the appointment of Ernst & Young LLP as our independent auditors for 2024.	For

4.	Approve an amendment to our amended and restated certificate of incorporation to adopt provisions allowing officer exculpation consistent with Delaware law.	For

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